DELAWARE GROUP CASH RESERVE

Delaware Cash Reserve Fund

Class B * Class C

Supplement to the Fund's Prospectus
dated May 31, 2002

The following footnotes are added to the "Distribution and service (12b-1) fees" line and "Total operating expenses" line, respectively, on page 4 in the section "What are the Fund's fees and expenses?" under "Profile: Delaware Cash Reserve Fund":

Class B and C shares are subject to a 12b-1 fee of 1.00% of average daily net assets. The Fund's distributor has agreed to limit the Class B and C shares' 12b-1 fee to no more than 0.75% of average daily net assets until such time as the waiver is revoked.

The investment manager has agreed to waive fees and pay expenses through February 7, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.45% of average daily net assets.

The following replaces the information in the second paragraph on page 11 in the section entitled " How to buy shares" under "About your account":

The Fund is offered for purchase, redemption and exchange at a stable price of $1.00 per share on each business day that the Fund is open. The Fund is generally open on each business day that the New York Stock Exchange is open. We strive to manage the value of the Fund's securities to stabilize the Fund's net asset value (NAV) at $1.00 per share. Although we make every effort to maintain a stable price and NAV, there is no assurance that we will always be able to do so. We determine the Fund's NAV by calculating the value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. We normally value the Fund's portfolio securities at amortized cost.

The following replaces the "Total return" information for Class B on page 18 in the section entitled "Financial highlights"
Delaware Cash Reserve Fund	B Class
	Year ended 3/31
	2002	2001	2000	1999	1998
Total return[1]	1.57%	4.71%	3.65%	3.57%	3.84%

This supplement is dated November 20, 2002.